SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 23, 1999
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                            HYDRON TECHNOLOGIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         NEW YORK                   0-6333                13-1574215
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(STATE OR OTHER JURISDICTION        (COMMISSION           (IRS EMPLOYER
         OF INCORPORATION)          FILE NUMBER)          IDENTIFICATION NUMBER)

                1001 YAMATO ROAD, SUITE 403, BOCA RATON, FL 33431
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 561-994-6191

                                 NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM   4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Pursuant to a written consent dated December 23, 1999, the Board of Director's of Hydron Technologies, Inc. (the "Company") approved the dismissal of Infante, Lago & Company ("Infante") as its independent accountants' and auditors' of record for the financial statements as of and for the year ended December 31, 1999. Infante had been engaged as the successor auditor to Ernst & Young LLP ("E&Y") on August 10, 1999 as disclosed in a Form 8-K.

The reports of E&Y on the Company's financial statements for the past two fiscal years ended December 31, 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended 1998 and 1997, and in the subsequent interim period, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report. In connection with the forthcoming audit of the 1999 financial statements, Infante has not commenced with any audit procedures and there are no disagreements between the Company and Infante for the period since it was engaged as the auditor, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Infante, would have caused Infante to make reference to the matter in their report. The termination of Infante was caused by the departure of its sole SEC audit partner, and Infante provided no substantive accounting services to the Company.

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On December 23, 1999, The DeCarlo Group ("DeCarlo") of Miami, Florida replaced
Infante as the Company's independent auditors'. The Company has not retained DeCarlo during any of the previous years to consult on the application of accounting principles, or on alternative audit opinions.

E&Y has previously furnished its letter addressed to the Commission stating whether it agrees with the above statements with respect to the Form 8-K filed on August 10, 1999. The Company has requested Infante to furnish it a letter addressed to the Commission stating whether it agrees with the above statement with respect to its engagement since August 10, 1999. A copy of the Infante letter is filed as Exhibit 16 to this Form 8-K.

Item  7. Financial Statements and Exhibits

         c)       Exhibits

                  Exhibit #         Description of Exhibit

                  16.               Letter from Infante, Lago & Company LLP


                                   Signatures

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Hydron Technologies,  Inc.

                                      BY:  /s/ Richard Banakus
                                           -------------------------------------

                                           Richard Banakus, Interim President

DATED: December 23, 1999

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EXHIBIT INDEX

Ex#           Exhibit Description

16      Letter from Infante, Lago & Company LLP